o 020 *P3

                      SUPPLEMENT DATED OCTOBER 12, 1998
                             TO THE PROSPECTUS OF

                         FRANKLIN FLOATING RATE TRUST
                 DATED APRIL 1, 1998 AS AMENDED JULY 10, 1998

The prospectus is amended as follows:

I. All references in the prospectus to the number of Common Shares of the Franklin Floating Rate Trust (the "fund") registered with the SEC are amended to reflect the registration of an additional 35,000,000 Common Shares bringing the total number of registered Common Shares of the fund to 70,000,000.

II. The second paragraph on the inside front cover and the five bullet points following the paragraph are replaced with the following:

 The fund began offering its Common Shares and began investment operations on October 10, 1997. The fund engages in a continuous offering of Common Shares. The fund has registered 70,000,000 Common Shares and is authorized as a business trust to issue an unlimited number of Common Shares. Common Shares are offered at a price equal to the next determined Net Asset Value per share which, as of September 29, 1998, was $9.98 per share. There is no initial front-end sales charge on purchases of Common Shares. An Early Withdrawal Charge of 1% will be imposed on Common Shares purchased after March 31, 1998, that are held less than twelve months and that are accepted by the fund for repurchase in a Tender Offer. Certain waivers of this charge may apply. See "Early Withdrawal Charge." The price of Common Shares will fluctuate depending upon the fund's Net Asset Value per share.

 o Proceeds of all offerings estimated at $700,254,609.75 to be invested by the fund over the course of the continuous offering.

 o Offering expenses of $61,603 deducted from net proceeds to fund upon completion of the initial offering of 10,000,000 Common Shares commenced on October 10, 1997; offering expenses of $40,197.50 deducted from net proceeds to fund upon completion of a subsequent offering of an additional 10,000,000 Common Shares commenced on or after May 15, 1998; offering expenses of $60,046.25 deducted from net proceeds to fund upon completion of a subsequent offering of an additional 15,000,000 Common Shares commenced on or after July 10, 1998; offering expenses of $133,543.50 deducted from net proceeds to fund upon completion of a subsequent offering of an additional 35,000,000 Common Shares commencing on or after October 12, 1998.

 o Because   Distributors   will  pay  all  sales  commissions  to  selected
   Securities Dealers from its own or affiliates' assets, net proceeds of the offering will be available to the fund for investment.

 o Expenses payable by fund incurred to organize fund estimated at $124,000

 o Organizational expenses to remain liability of the fund and be gradually reduced in equal installments over period not to exceed 60 months from the date fund commenced investment operations on October 10, 1997.

III. The section entitled "Financial Highlights" is replaced in its entirety with the following:

 This table summarizes the fund's financial history. The information has been audited by PricewaterhouseCoopers LLP, the fund's independent auditor. The audit report covering the period shown below appears in the fund's Annual Report to Shareholders for the fiscal year ended July 31, 1998. The Annual Report to Shareholders also includes more information about the fund's performance. For a free copy, please call Fund Information.


                                                                   Period Ended
                                                                  July 31, 1998*
                                                                  --------------

    Per share operating performance
    (for a share outstanding throughout the period)
    Net asset value, beginning of period.......................      $10.00
                                                                  --------------
    Income from investment operations:
     Net investment income.....................................        0.48
     Net realized and unrealized gains.........................        0.04
                                                                  --------------
    Total from investment operations...........................       10.52
                                                                  --------------
    Less distributions from net investment income..............       (0.48)
                                                                  --------------
    Net asset value, end of period.............................      $10.04
                                                                  ==============
    Total return**.............................................        5.33%
    Ratios/supplemental data
    Net assets, end of period (000's)..........................    $168,537
    Ratios to average net assets:
     Expenses..................................................        1.32%***
     Expenses excluding waiver and payments by affiliate.......        1.76%***
     Net investment income.....................................        6.06%***
    Portfolio turnover rate....................................       45.32%

    *For the period  October 10, 1997  (commencement  of  operations) to July,
    1998.

    **Total return does not reflect the Early Withdrawal Charge and is not annualized.

    ***Annualized

IV. Each reference in the prospectus to Corporate Loans and Corporate Debt Securities of U.S. subsidiaries of non-U.S. Borrowers is amended to include Corporate Loan and Corporate Debt Securities of foreign Borrowers, as described in this supplement.

V. The section "U.S. SUBSIDIARIES OF NON-U.S. BORROWERS," found under "What Kinds of Securities Does the Fund Purchase?", is replaced with the following:

 FOREIGN BORROWERS The fund may invest in Corporate Loans and Corporate Debt Securities which are made to, or issued by, foreign Borrowers. For purposes of this prospectus, Corporate Loans and Corporate Debt Securities of foreign Borrowers include such loans or debt securities that have one or more of the following characteristics: (1) the principal trading market of the loan or  security  is in a  foreign  country;  (2) at  least  50% of the revenue of the Borrower is generated from goods produced or sold, investments made, or services performed in a foreign country; (3) the Borrower is organized under the laws of a foreign country; or (4) at least 50% of the assets of the Borrower are situated in a foreign country. The fund normally invests primarily in U.S. Borrowers, but may invest up to 65% of its assets in foreign Borrowers in developed foreign countries. The fund may from time to time invest in foreign Borrowers in emerging market countries, but currently does not intend to invest more than 35% of its assets in foreign Borrowers in emerging market countries. The fund considers a country to be an emerging market country if it is defined as a country with an emerging or developing economy by any one of the following: the International Bank for Reconstruction and Development (commonly known as the World Bank), the International Finance Corporation, or the United Nations or its agencies or authorities.

 Advisers will evaluate the creditworthiness of foreign Borrowers by using the same analysis as it uses for U.S. Borrowers.

 The fund will invest in Corporate Loans and Corporate Debt Securities of foreign Borrowers, provided that the loans and securities are U.S. dollar-denominated, or the fund uses a foreign currency swap for payments in U.S. dollars. U.S. dollar-denominated loans and securities are loans and securities for which the fund pays in U.S. dollars and the Borrower pays principal, interest, dividends or distributions in U.S. dollars. The fund may invest in a Corporate Loan or Corporate Debt Security that is not denominated in U.S. dollars if the fund arranges for payments in U.S. dollars by entering into a foreign currency swap. See "Foreign Currency Swaps."

 Loans to, and securities issued by, foreign Borrowers may involve risks not typically involved in domestic investments and loans to, and securities issued by, foreign Borrowers in emerging market countries involve additional risks. See "What Are the Risks of Investing in the Fund? - Foreign Investments."

VI. The section "FOREIGN INVESTMENTS," found under "What Are the Risks of Investing in the Fund?", is replaced with the following:

 FOREIGN INVESTMENTS As noted above, the fund may invest in Corporate Loans and Corporate Debt Securities that are made to, or issued by, foreign Borrowers, provided that any such Borrower passes the same creditworthiness analysis that Advisers uses for U.S. Borrowers and the loans and securities are U.S. dollar-denominated, or the fund uses a foreign currency swap for payments in U.S. dollars. These obligations may involve risks not typically involved in domestic investments and the risks can be significantly magnified for investments in foreign countries that are emerging market countries.

 Currency fluctuations. To the extent the fund uses foreign currency swaps for Corporate Loans or Corporate Debt Securities, transactions in foreign securities may be conducted in local currencies, so U.S. dollars must often be exchanged for another currency when an obligation is bought or sold or a dividend is paid. Likewise, security price quotations and total return information reflect conversion into U.S. dollars. Fluctuations in foreign exchange rates can significantly increase or decrease the U.S. dollar value of a foreign investment, boosting or offsetting its local market return. Currency risk cannot be eliminated entirely.

 Increased costs. It is more expensive for the fund to purchase and sell Corporate Loans and Corporate Debt Securities in foreign markets than in the U.S. markets. Investment companies, such as the fund, offer an efficient way for individuals to invest abroad, but the overall expense ratios of international investment companies are usually higher than the overall expense ratios of investment companies that invest in U.S. obligations.

 Political and economic factors. The economies, markets, and political structures of a number of the countries in which the fund can invest do not compare favorably with the U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries will entail greater risk and may be subject to erratic and abrupt price movements. This is especially true for emerging market countries.

 Legal, Regulatory, and Operational. Certain foreign countries may impose restrictions on foreign investors, such as the fund. These restrictions may take the form of prior governmental approval, limits on the amount and type of obligations held by foreigners, limits on moving monies or other assets out of the country and limits on the types of companies in which foreigners may invest. Diplomatic developments could affect the fund's investments in these countries. In certain foreign countries, there is the possibility that the government or a government agency may take over the assets of the fund for political or economic reasons or impose taxation that is so heavy that it amounts to confiscation of the assets taxed.

 Certain foreign countries lack uniform accounting, auditing, and financial reporting standards, have less governmental supervision of financial markets than in the United States, do not honor legal rights enjoyed in the United States, and have settlement practices, such as delays, which could subject the fund to risks not customary in the United States. Information about foreign Borrowers may differ from that available for U.S. Borrowers, since foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. Borrowers. In addition, the markets for Corporate Loans and Corporate Debt Securities in foreign countries have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than in the United States.

 Pricing. Corporate Loans and Corporate Debt Securities may be purchased or sold on days (such as Saturdays) when the fund does not account for their prices in calculating its Net Asset Value. As a result, the fund's Net Asset Value may change significantly on days when shareholders cannot purchase Common Shares, or for repurchases of Common Shares, between the date on which a shareholder tenders Common Shares for repurchase by the fund and the date on which the repurchase price of the Common Shares is determined. See "Periodic Offers By the Fund to Repurchase Common Shares From Shareholders."

              Please keep this supplement for future reference.